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EXHIBIT 99.2

      CERTIFICATION BY THERESA D. BECKS, CHIEF FINANCIAL OFFICER, PURSUANT
           TO 18 U.S.C. SECTION 1350, AS ENACTED BY SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

         I, Theresa D. Becks, the Chief Financial Officer of Campbell & Company, Inc., as general partner of Campbell Strategic Allocation Fund, L.P., certify that (i) the Form 10-K for the fiscal year ended December 31, 2002 of Campbell Strategic Allocation Fund, L.P. fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-K for the fiscal year ended December 31, 2002 fairly presents, in all material respects, the financial condition and results of operations of Campbell Strategic Allocation Fund, L.P.

                                 CAMPBELL STRATEGIC ALLOCATION FUND, L.P.
                                 By: Campbell & Company, Inc., general partner

                                 By: /s/ Theresa D. Becks
                                    -------------------------------
                                    Theresa D. Becks
                                    Chief Financial Officer
                                    March 28, 2003


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